LIABILITIES ARISING FROM NON-PARTICIPATING INVESTMENT CONTRACTS	12 Months Ended
Dec. 31, 2019
Non-participating investment contracts [Member]
LIABILITIES ARISING FROM NON-PARTICIPATING INVESTMENT CONTRACTS [Line Items]
Disclosure of investment contracts liabilities [text block]

NOTE 34: LIABILITIES ARISING FROM NON-PARTICIPATING INVESTMENT CONTRACTS

The movement in liabilities arising from non-participating investment contracts may be analysed as follows:

	2019	2018
	£m	£m
At 1 January	13,853	15,447
Acquisition of business (note 23)	20,981	–
New business	1,810	668
Changes in existing business	815	(2,262)
At 31 December	37,459	13,853

The balances above are shown gross of reinsurance. As at 31 December 2019, related reinsurance balances were £21 million (2018: £20 million); reinsurance balances are reported within assets. Liabilities arising from non-participating investment contracts are categorised as level 2. See note 50 for details of levels in the fair value hierarchy.